RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

17. RELATED PARTY TRANSACTIONS

There were neither outstanding balances due from nor due to related parties as of December 31, 2020, and the Company did not conduct any transactions with related parties during the year then ended.

On September 24, 2021, prior to the reorganization and the Company’s initial public offering, the Company declared a dividend of SGD 2.9 million (approximately US$2.1 million) payable in cash to its shareholders—JE Cleantech Global Limited, which is wholly-owned by Ms. Bee Yin Hong, the Company’s controlling shareholder, and Triple Business Limited. The dividend was subsequently paid in full. Of this amount, SGD 2.5 million (approximately US$1.9 million) was paid to JE Cleantech Global Limited and SGD 406,000 (approximately US$0.3 million) was paid to Triple Business Limited. On October 5, 2021, the Company entered into a loan facility agreement with Ms. Bee Yin Hong, the Company’s controlling shareholder, for a revolving loan facility of up to US$1.1 million for general working capital and general corporate purposes, including the payment of expenses related to the Company’s initiative to raise capital through an initial public offering and simultaneous listing of the Company’s ordinary shares on a globally recognized stock exchange. Ms. Hong and the Company entered into a subsequent revolving loan facility on October 6, 2021 in the amount of US$0.7 million to be used for the same purposes. The total amount of the loan of approximately US$1.8 million from Ms. Bee Yin Hong, the Company’s controlling shareholder, is non-trade, unsecured, interest-free and payable on demand.

Other than the above-mentioned disclosure, there were no other significant related party transactions conducted during the year ended December 31, 2021.